Inventories	12 Months Ended
Dec. 31, 2022
Inventories.
Inventories

6. Inventories

The inventories include only raw materials amounting to EUR 23,989k (December 31, 2021: EUR 56,159k), which are recoverable under the Company’s agreements with its collaboration partners. During the year ended December 31, 2022, the decrease in inventory of EUR 32,170k is primarily due to further write-offs and scrap of EUR 80,021k (refer to Note 3.2 for additional information regarding these write-offs), including the transfer of inventory EUR 9,800k (net value) to GSK in connection with an agreement into which it entered with Novartis (see Note 3.6 for additional information).